                                                                EXHIBIT 99.3
                                                                ------------


                    HIP of New Jersey, Inc. and Subsidiary


                          Consolidated Balance Sheets


                                                           Nine Months
                                                              Ended
                                                           September 30,
                                                              1997
                                                              ----
                                                        (In thousands)
ASSETS

Current assets:
  Cash and cash equivalents                                   $   622
  Marketable securities                                        22,645
  Premiums receivable                                          11,368
  Due from HIP of Pennsylvania, Inc.                              925
  Due from Health Insurance Plan of Greater New York            8,515
  Other current assets                                         20,197
                                                              -------
Total other assets                                             64,272

Building, leasehold improvements and equipment, net            43,298
Intangible assets, net                                            615
Assets whose use is limited                                     1,030
Other assets                                                   10,223

Total assets                                                 $119,438
                                                             ========

LIABILITIES AND NET ASSETS
Current liabilities:
  Claims payable                                             $55,743
  Accounts payable and other accrued expenses                 24,417
  Premiums received in advance                                 1,507
  Current maturities of long-term debt                         8,474
                                                             -------

Total current liabilities                                     90,141

Other long-term liabilities                                      675
Deferred remuneration liability                                3,809
Long-term debt                                                 4,509

Surplus notes due to Health Insurance Plan of Greater
  New York                                                    40,175

Net assets - unrestricted                                    (19,871)
                                                            --------

Total liabilities and net assets                            $119,438
                                                            ========


See accompanying notes.

                    HIP of New Jersey, Inc. and Subsidiary


                   Consolidated Statements of Operations and
                       Changes in Net Assets (Unaudited)


                                                 NINE MONTHS
                                                    ENDED
                                                SEPTEMBER 30,
                                                    1997
                                                    ----
                                               (In thousands)

REVENUE
Premiums earned                                        $276,474
Investment and other income                               6,801
                                                       --------

Total revenue                                           283,275
                                                       --------

EXPENSES
Subscriber's benefits                                   276,820
General and administrative                               28,610
Depreciation and amortization                             2,859
Interest                                                  1,143
                                                       --------

Total expenses                                          309,432
                                                       --------

(Loss) income from operations                           (26,157)
                                                       =========


See accompanying notes.

                     HIP of New Jersey, Inc. and Subsidiary


                   Consolidated Statements of Operations and
                 Changes in Net Assets (Unaudited) (continued)


                                                 NINE MONTHS
                                                    ENDED
                                                 SEPTEMBER 30,
                                                     1997
                                                     ----
                                                (In thousands)
(Decrease) increase in unrestricted net assets     $(26,157)
Unrestricted net assets at beginning of year          6,286
                                                   --------

Unrestricted net assets at end of year             $(19,871)
                                                   =========



See accompanying notes.

                    HIP of New Jersey, Inc. and Subsidiary


                     Consolidated Statement of Cash Flows


                                                                            NINE MONTHS ENDED
                                                                            SEPTEMBER 30, 1997
                                                                            ------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Change in net assets                                                                  $(26,157)
Adjustments to reconcile change in net assets to net cash (used in)
  provided by operating activities:
 Depreciation and amortization                                                           3,883
 Change in:
  Premiums receivable                                                                      878
  Due from HIP of Pennsylvania, Inc.                                                      (235)
  Due from Health Insurance Plan of Greater New York                                       370
  Other current assets                                                                    (575)
  Other assets                                                                           2,596
  Claims payable                                                                        (3,901)
  Accounts payable and other accrued expenses                                              264
  Premiums received in advance                                                          (3,582)
  Other long-term liabilities                                                           (3,681)
                                                                                        -------
Net cash (used in) provided by operating activities                                    (30,140)
                                                                                        -------

CASH FLOWS FROM INVESTING ACTIVITIES
Net sales (purchase) of marketable securities                                           31,494
Purchase of building, leasehold improvements and equipment, net                         (1,097)
                                                                                        -------
Net cash provided by (used in) investing activities                                     30,397
                                                                                        -------
CASH FLOWS FROM FINANCING ACTIVITIES
Payments on long-term debt                                                              (1,562)
                                                                                        -------
Net cash used in financing activities                                                   (1,562)
                                                                                        -------
Net decrease in cash and cash equivalents                                               (1,304)
Cash and cash equivalents at beginning of year                                           1,926
                                                                                         =====
Cash and cash equivalents at end of year                                              $    622
                                                                                           ===
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for interest                                                     811
                                                                                           ===


See accompanying notes.

                    HIP of New Jersey, Inc. and Subsidiary


             Notes to Condensed Consolidated Financial Statements
                     Nine Months ended September 30, 1997
                                 (Unaudited)


(1)  Summary of Significant Accounting Policies


In the opinion of the Company, the interim condensed consolidated financial statements include all adjustments, consisting of only normal recurring adjustments, necessary for a fair presentation of the results for the interim periods. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. The interim condensed consolidated financial statements should be read in conjunction with the Company's December 31, 1996 and 1995 audited consolidated financial statements. The interim operating results are not necessarily indicative of the operating results for the full fiscal year.


(2)  Investments


The composition of investments in marketable securities and assets whose use is limited and scheduled are summarized as follows:



                                            Nine Months Ended
                                           September 30, 1997
                                           ------------------
                                             (In thousands)
       U.S. Government and Agencies                   $12,153
       Corporate Securities                            10,913
                                                       ------
                                                      $23,066
                                                      =======



Investment income and gains and losses on marketable securities and assets whose use is limited are composed of the following for the nine months ended September 30, 1997:


                                                         Nine Months Ended
                                                         September 30, 1997
                                                         ------------------
                                                            (In thousands)
  Interest income                                                    $1,848
  Net realized capital gains (losses) on sale of securities             250
                                                                        ---
                                                                     $2,098
                                                                     ======



The fair value generally represents estimates based on quoted market prices for securities traded in the public market place.


Proceeds from the sale of investments in marketable securities were $62.8 million; gross gains of $.2 million and gross losses of $0.6 million were realized on sales for the nine months ended September 30, 1997.